UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2012

ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)

12700 Park Central Dr., Suite 1600
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Term Loan Credit Facility
On November 13, 2012, Alon USA Energy, Inc. (the “Company”), entered into a Credit and Guaranty Agreement (the “Term Loan”) by and among the Company, as Borrower, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent.
Borrowings under the Term Loan are available as a single borrowing on the closing date of the Term Loan (the “Closing Date”) in an aggregate principal amount of $450 million. The loan under the Term Loan will mature on the sixth anniversary of the Closing Date.
Proceeds received by the Company under the Term Loan were used to repay the Company's existing term loan indebtedness of approximately $422 million and for general corporate purposes.
Obligations under the Term Loan are jointly and severally guaranteed by substantially all of the Company's subsidiaries except for our retail subsidiaries and those subsidiaries established in conjunction with our acquisition of the Krotz Springs, Louisiana refinery. The Term Loan is secured by a second lien on cash, accounts receivable and inventory and a first lien on most of our remaining assets. Liens securing the Term Loan exclude the assets of our retail subsidiaries and those subsidiaries established in conjunction with the Krotz Springs refinery acquisition.
The Term Loan includes customary events of default and restrictions on the activities of the Company and the subsidiary guarantors. Borrowings under the Term Loan bear interest at a rate equal to, at the election of the Company, either (i) the Eurodollar rate plus 8.75% or (ii) the Prime rate plus 7.75%.
A copy of the Term Loan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Term Loan contained herein is qualified in its entirety by reference to the full text of the Term Loan.
Amendment to Israel Discount Bank of New York Credit Facility
In conjunction with the execution of the Term Loan, the Company entered into an Eleventh Amendment to the Amended Revolving Credit Agreement (the “Eleventh Amendment”) by and among the Company and Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent, Bank Leumi USA, as co-arranger, and certain other guarantor companies and financial institutions from time to time named therein. The Eleventh Amendment contained technical changes required to accommodate execution of the Term Loan described above.
A copy of the Eleventh Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The description of the Eleventh Amendment contained herein is qualified in its entirety by reference to the full text of the Eleventh Amendment.
On November 16, 2012, the Company entered into a Twelfth Amendment to Amended Revolving Credit Agreement (the "Twelfth Amendment") by and among the Company and Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent, Bank Leumi USA, as co-arranger, and certain other guarantor companies and financial institutions from time to time named therein. The Twelfth Amendment contained technical changes required to accommodate the previously-announced initial public offering of common units representing limited partnership interests of Alon USA Partners, LP.
A copy of the Twelfth Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The description of the Twelfth Amendment contained herein is qualified in its entirety by reference to the full text of the Twelfth Amendment.

The pro forma consolidated balance sheet at September 30, 2012, reflects the current and long-term debt classification of existing term loan indebtedness at September 30, 2012 as if the Term Loan was entered into before the Form 10-Q for the period ended September 30, 2012 was filed on November 6, 2012.

ALON USA ENERGY, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEETS
(unaudited, dollars in thousands)

		Pro Forma	Pro Forma
	September 30, 2012	Adjustments	September 30, 2012
ASSETS
Current assets:
Cash and cash equivalents	$45,692	$—	$45,692
Accounts and other receivables, net	252,105	—	252,105
Inventories	240,689	—	240,689
Deferred income tax asset	35,986	—	35,986
Prepaid expenses and other current assets	21,581	—	21,581
Total current assets	596,053	—	596,053
Equity method investments	25,454	—	25,454
Property, plant and equipment, net	1,494,369	—	1,494,369
Goodwill	105,943	—	105,943
Other assets, net	99,118	—	99,118
Total assets	$2,320,937	$—	$2,320,937
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$352,714	$—	$352,714
Accrued liabilities	151,478	—	151,478
Current portion of long-term debt	428,882	(417,375)	11,507
Total current liabilities	933,074	(417,375)	515,699
Other non-current liabilities	253,628	—	253,628
Long-term debt	369,851	417,375	787,226
Deferred income tax liability	308,043	—	308,043
Total liabilities	1,864,596	—	1,864,596
Stockholders’ equity:
Preferred stock	42,200	—	42,200
Common stock	609	—	609
Additional paid-in capital	351,124	—	351,124
Accumulated other comprehensive loss, net of income tax	(47,499)	—	(47,499)
Retained earnings	109,471	—	109,471
Total stockholders’ equity	455,905	—	455,905
Non-controlling interest in subsidiaries	436	—	436
Total equity	456,341	—	456,341
Total liabilities and equity	$2,320,937	$—	$2,320,937

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1
Credit and Guaranty Agreement, dated as of November 13, 2012, among Alon USA Energy, Inc., Alon USA Partners, LP, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent.

10.2
Eleventh Amendment to Amended Revolving Credit Agreement, dated as of November 13, 2012, by and among Alon USA, LP, Israel Discount Bank of New York, Bank Leumi USA and certain other guarantor companies and financial institutions from time to time named therein.

10.3
Twelfth Amendment to Amended Revolving Credit Agreement, dated as of November 16, 2012, by and among Alon USA, LP, Israel Discount Bank of New York, Bank Leumi USA and certain other guarantor companies and financial institutions from time to time named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.

Date:	November 19, 2012	By:	/s/ Shai Even
Shai Even
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
Credit and Guaranty Agreement, dated as of November 13, 2012, among Alon USA Energy, Inc., Alon USA Partners, LP, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent.

10.2
Eleventh Amendment to Amended Revolving Credit Agreement, dated as of November 13, 2012, by and among Alon USA, LP, Israel Discount Bank of New York, Bank Leumi USA and certain other guarantor companies and financial institutions from time to time named therein.

10.3
Twelfth Amendment to Amended Revolving Credit Agreement, dated as of November 16, 2012, by and among Alon USA, LP, Israel Discount Bank of New York, Bank Leumi USA and certain other guarantor companies and financial institutions from time to time named therein.